UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2020

CURE PHARMACEUTICAL HOLDING CORP.
(Exact name of registrant as specified in its charter)

Delaware	333-204857	37-1765151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1620 Beacon Place

Oxnard, California 93033

(Address of principal executive offices) (Zip Code)

(805) 824-0410

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Exchange Act: None

Item 1.01 Entry Into a Material Definitive Agreement.

The information set forth under Item 2.03 below is incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 27, 2020, CURE Pharmaceutical Holding Corp., a Delaware corporation (the “Company”) entered into a non-binding memorandum of understanding, dated July 27, 2020 (the “Memorandum of Understanding”), with The Sera Labs, Inc., a Delaware corporation (“Sera Labs”), which summarizes the terms and conditions of a proposed acquisition, pursuant to which Sera Labs will become a wholly-owned subsidiary of the Company (the “Proposed Acquisition”).

In connection with the execution of the Memorandum of Understanding, the Company will loan to Sera Labs $500,000 in exchange for the issuance of a secured promissory note (the “Promissory Note”), with the right to take a future advance of an additional $1,000,000 if the Proposed Acquisition does not close by September 1, 2020. The Promissory Note is secured by certain assets of Sera Labs as further set forth therein. The Promissory Note bears an interest rate of 9% per annum and has a maturity date of December 31, 2020. The outstanding principal amount and any unpaid accrued interest may be prepaid at any time, provided that Sera Labs gives written notice to the Company at least 15 days in advance of the prepayment.

The Promissory Note provides that, upon the occurrence of any Event of Default (as defined therein), the Company may accelerate the Promissory Note by written notice to Sera Labs, with the principal amount plus all accrued but unpaid interest (the “Outstanding Balance”) becoming immediately due and payable in cash, except that, upon the occurrence of a Bankruptcy Event (as defined therein), no notice shall be required and the Outstanding Balance shall become immediately and automatically due and payable. The Promissory Note further provides that if a merger transaction is effected between the Company and Sera Labs pursuant to the terms of a definitive merger agreement, the outstanding principal amount shall be credited to marketing and growth funds, as to be described in such definitive merger agreement.

The foregoing description of the Promissory Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Promissory Note, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

On July 28, 2020, the Company issued a press release with respect to the Proposed Acquisition, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Secured Promissory Note

99.1	Press Release, dated July 28, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURE PHARMACEUTICAL HOLDING CORP.

Dated: July 28, 2020	By:	/s/ Robert Davidson
Robert Davidson
Chief Executive Officer

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